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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 31, 1996
                                        -----------------

                           Commission File No.     1-13362
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                      SENIOR TOUR PLAYERS DEVELOPMENT, INC.
           -----------------------------------------------------------
           (Name of Small Business Issuer as specified in its charter)


          Nevada                                       04-3226365
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(State or other jurisdiction             (I.R.S. Employer Identification Number)
incorporation or organization)

                   266 Beacon Street, Boston, MA         02116
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               (Address of principal executive offices)(Zip Code)


                                 (617) 266-3600
                                 --------------
                (Issuer's Telephone Number, Including Area Code)


Check whether the issuer (1) has filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the issuer was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes  x     No
-------    ------

                    APPLICABLE ONLY TO CORPORATE REGISTRANTS

     State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date:

          2,933,333 Shares of Common Stock, as of December 31, 1996

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ITEM 2. ACQUISITION OF ASSETS.

     On December 31, 1996 Senior Tour Players Development, Inc (the "Company") consummated the acquisition of a 70% ownership interest, and the subsequent disposition of a 48.5% ownership interest, in the Las Vegas Golf Center (the "Center"), a golf practice facility presently under construction in Las Vegas, Nevada. The Center is located on approximately 42 acres of land leased from Clark County, Nevada, situated on the corner of Tropicana and Paradise Avenue, directly across the street from the McCarran International Airport, and approximately one-half mile from Las Vegas Boulevard (the "Strip"). The Center is owned by Las Vegas Golf Center, LLC, a Delaware Limited Liability Corporation (the "LLC").

     When the first phase of development at the Center is complete in mid-January, the Center will include a driving range with approximately 130 tee stations on two tiers, a golf school teaching area, and a 6,500 +/- sq ft clubhouse. The Center is expected to open for business on January 15, 1997.

     The Company acquired a 21.5% membership interest in the LLC from Larry K. White and Donald A. Weber, who are not affiliated with the Company for an aggregate purchase price of $400,000 cash consideration, and 323,289 shares of the Company's common stock, $.001 par value per share ("STPD Shares"), payable as follows:

     Cash Consideration      $ 20,000 payable on or before December 15, 1996
                             $180,000 payable on or before January 15, 1997
                             $200,000 payable on or before January 15, 1998

     STPD Shares             161,645 shares on or before January 15, 1997
                             161,644 shares on or before January 15, 1998

     The STPD Shares will be restricted securities, as defined in Rule 144 promulgated under the Securities Act of 1933, as amended. The Company has agreed to grant the sellers of the 21.5% membership interests the right to demand registration of their STPD Shares on a Form S-3 registration statement or similar form at any time after July 1, 1997. The Company has agreed to use its best efforts to cause a registration statement to become effective immediately following July 1, 1997 or as soon as practicable thereafter. Sellers have agreed to vote their STPD Shares through December 31, 1998 for the slate of directors proposed by management of the Company.

     On December 31, 1996 the Company also acquired an additional 48.5% membership interest in the LLC from Daniel F. Selleck, Robert D. Selleck, II, who are not affiliated with the Company, for an aggregate purchase price of $1,532,050 cash consideration, and 463,158 shares of the Company's common stock, $.001 par value per share.

     The 463,158 shares will be restricted securities, as defined in Rule 144 promulgated under the Securities Act of 1933, as amended. The Company has agreed, pursuant to a Registration Rights Agreement, to grant the sellers of the 48.5% membership interests the right to request registration of all or a portion of their 463,158 shares at any time from May 1, 1997 to June 1, 1997. Upon receipt of such a request, the Company has agreed to prepare and file a registration statement with the Securities and Exchange Commission, within forty-five (45) days of receipt of

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the request, on a Form S-3 registration statement or similar form under the
Securities Act of 1933, as amended, and shall use its best efforts to cause such registration statement to become effective by September 1, 1997. Alternatively, the sellers of the 48.5% membership interests have the right to request registration of all or a portion of their 463,158 shares at any time after September 1, 1997, and upon receipt of such a request, the Company has agreed to prepare and file a registration statement with the Securities and Exchange Commission within forty-five (45) days of receipt of the request and shall use its best efforts to cause such registration statement to become effective within ninety (90) days of the request.

     Sellers of the 48.5% LLC membership interests have agreed, pursuant to a Shareholder Agreement, to vote, during a "Mandatory Voting Period", in favor of the election to the Board of Directors of the Company, of the slate of directors then proposed by the Company's Board of Directors (or a Nominating Committee of such Board). The Mandatory Voting Period is that period of time commencing on December 31, 1996 and terminating on the first to occur of (i) June 30, 1999, or
(ii) the date on which Stanton V. Abrams ceases to serve as the President and Chief Executive Officer of the Company.

     Immediately following the acquisition of the 48.5% membership interests, the Company sold a 48.5% membership interest in the LLC to Paul Fireman ("Fireman"), an individual investor, who beneficially own approximately 7% of the Company's outstanding common stock, for cash consideration of $2,167,953. The Company received a $200,000 consulting fee from Fireman in consideration of certain services rendered in connection with the structuring and implementation of the transaction, as well as for arranging certain financing for the LLC. The cash received from Fireman, financed the cash portion of the total consideration paid by the Company as described above in connection with the Company's acquisition of its interest in the LLC.

     In connection with the sale by the Company of the 48.5% LLC membership interest to Fireman, the Company retained an option to repurchase up to a maximum 13.5% membership interest in the LLC on the following terms and conditions:

- In consideration of 50,000 shares of unregistered common stock of the Company, $.001 par value per share, the Company shall have the option to repurchase from Fireman a 13.5% membership interest in the LLC (the "Repurchase Option").

- If the Company exercises the Repurchase Option on or before December 31, 1997, the repurchase price for a 13.5% LLC membership interest shall be $900,000.

- If the Company exercises the Repurchase Option after December 31, 1997 but on or before December 31, 1998, the repurchase price for a 13.5% LLC membership interest shall be $1,075,000.

- If the Company exercises the Repurchase Option after December 31, 1998 but on or before December 31, 1999, the repurchase price for a 13.5% LLC membership interest shall be $1,350,000.

     The Company has been designated the Managing Member of the LLC, and shall be responsible for the day-to-day management, marketing, and operation of the Center. The Company shall receive a management fee equal to 5% of gross revenues generated by the LLC as

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compensation under the terms of the management agreement, and shall also be reimbursed for certain accounting and out-of-pocket expenses.


ITEM 7. FINANCIAL STATEMENTS & EXHIBITS

     The Las Vegas Golf Center is still under construction and has not yet commenced operations; consequently, financial statements for Las Vegas Golf Center, LLC are not presently available.

     A complete set of the purchase & sale and related LLC final documents relating to the transactions described herein were not available at the time of filing of this Form 8-K report, and will be filed when practicable, but in any event not later than sixty (60) days after the date of this report.

     -


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                                   SIGNATURES

In accordance with requirements of the Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                           SENIOR TOUR PLAYERS DEVELOPMENT, INC.


Dated: January 14, 1997                    By: /s/ Lawrence P. Butler
                                              ----------------------------------
                                                   Lawrence P. Butler
                                                   Chief Financial Officer